EXHIBIT 24.1

                                POWER OF ATTORNEY

         Each of the undersigned directors and officers of AVX Corporation, a Delaware corporation (the "Corporation"), hereby severally constitutes and appoints Benedict P. Rosen, John S. Gilbertson and Donald B. Christiansen, and each of them, to be his Attorney-in-Fact with full power of substitution to act in his name on his behalf to sign and to file with the Securities and Exchange Commission (the "SEC") under the Securities Act of 1933 Registration Statements on Form S-8 (the "Registration Statement"), or other appropriate Forms, and any and all amendments to any such Registration Statement, for shares of the Corporation's Common Stock, $.01 par value, and other interests therein issuable under each of the following employee benefit plans: (i) AVX Corporation 1995 Stock Option Plan, (ii) AVX Corporation Non-Employee Directors Stock Option Plan, (iii) AVX Corporation Retirement Plan, (iv) AVX Corporation Stock Bonus Plan, (v) AVX Corporation Deferred Compensation Plan, (vi) AVX Tantalum Corporation Stock Bonus Plan, (vii) AVX Vancouver Corporation Savings and Stock Bonus Plan, (viii) Elco Corporation Retirement Savings Plan, and (ix) Elco Corporation Retirement Savings Plan for Union Employees, and to execute and deliver any agreements, instruments, certificates or other documents which such person shall deem necessary or proper in connection with the filing of any such Registration Statement and generally to act for and in the name of the undersigned with respect to such filing as fully as could the undersigned if then personally present and acting.

         IN WITNESS WHEREOF, the undersigned has executed this Power-of-Attorney on the date set opposite his respective name.


                          Signatures                                    Title                                Date
                          ----------                                    -----                                ----
                    /s/ Kazuo Inamori                          Chairman of the Board and               August 31, 1995
-----------------------------------------------                Director
                        Kazuo Inamori

                    /s/ Benedict P. Rosen                      President, Chief Executive              August 31, 1995
-----------------------------------------------                Officer, and Director
                      Benedict P. Rosen                        (Principal Executive Officer)


                    /s/ John S. Gilbertson                     Executive Vice President,               August 31, 1995
-----------------------------------------------                Chief Operating Officer and
                      John S. Gilbertson                       Director


                          Signatures                                    Title                                Date
                          ----------                                    -----                                ----
                  /s/ Donald B. Christiansen                   Chief Financial Officer, Vice           August 31, 1995
-----------------------------------------------                President, Treasurer, and
                    Donald B. Christiansen                     Director (Principal Financial
                                                               and Principal Accounting
                                                               Officer)

                    /s/ Marshall D. Butler                     Director                                August 31, 1995
-----------------------------------------------
                      Marshall D. Butler

                 /s/ Carroll A. Campbell, Jr.                  Director                                August 31, 1995
-----------------------------------------------
                   Carroll A. Campbell, Jr.

                       /s/ Kensuke Itoh                        Director                                August 31, 1995
-----------------------------------------------
                         Kensuke Itoh

                   /s/ Rodney N. Lanthorne                     Director                                August 31, 1995
-----------------------------------------------
                     Rodney N. Lanthorne

                      /s/ Masato Takeda                        Director                                August 31, 1995
-----------------------------------------------
                         Masato Takeda

                     /s/ Masahiro Umemura                      Director                                August 31, 1995
-----------------------------------------------
                       Masahiro Umemura

                     /s/ MasahiroYamamoto                      Director                                August 31, 1995
-----------------------------------------------
                       MasahiroYamamoto

                      /s/ Yuzo Yamamura                        Director                                August 31, 1995
-----------------------------------------------
                        Yuzo Yamamura
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